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                                                                EX 4-1


COMMON STOCK                                                      COMMON STOCK

NUMBER KBI              KOSAN BIOSCIENCES INCORPORATED    SHARES

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP 50064W 10 7

This Certifies that




Is the record holder of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

-----------------------------KOSAN BIOSCIENCES INCORPORATED-------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:

/s/ MICHAEL S. OSTRACH           [SEAL]     /s/ DANIEL V. SANTI
----------------------------               ---------------------------
CHIEF OPERATING OFFICER AND                CHAIRMAN AND CHIEF EXECUTIVE
ASSISTANT SECRETARY                        OFFICER

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                      KOSAN BIOSCIENCES INCORPORATED

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT WROS - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _________________ Custodian ________________
                         (Cust)                      (Minor)
                 under Uniform Gifts to Minors Act _____________
                                                      (State)

      Additional abbreviations may also be used though not in the above list.

For value received,                     hereby sell, assign and transfer unto
                   --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-------------------------
/                        /
-------------------------

-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                  --------------------------------------------

----------------------------------------------------------------------
Attorney to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------------------


                          ----------------------------------------------------
                          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
                          ----------------------------------------------------
                          THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.